UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange At of 1934

Date of Report: February 15, 2005

STRATEGIC INTERNET INVESTMENTS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Suite 450 - 650 West Georgia Street,
Vancouver, B.C.
Canada V6B 4N8

Registrant's telephone number, including area code: (604) 684-8662

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 8.01          Other Events

A. On February 14, 2005, at a special meeting of the Board of Directors a resolution was unanimously adopted, a copy of which is attached hereto, which declared a special common dividend in restricted common shares of the issuer at the ratio of one share for each five shares held as of the record date of March 4, 2005, and payable as of March 11, 2005. The dividend will only be issued and payable to the beneficial owners of the shares of the Company as of the record date.

B. The Company has changed its Registrar and Transfer Agent from Computershare to Executive Registrar & Transfer, Inc., Suite 104, 3615 South Huron Street, Englewood, CO 80110, U.S.A. Tel (303)783-9055 and Fax (303)783-0852.

Item 9.01          Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Resolutions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC INTERNET INVESTMENTS, INCORPORATED

Date: February 14, 2005	By:	/s/ Ralph Shearing

Ralph Shearing
President